Exhibit 99.1
www.lrpartners.com Allis-Chalmers Energy Inc. Five-Year Strategic Plan August 4, 2009

Forward-Looking Statements This strategic plan does not constitute an offer to sell or a solicitation of an offer to buy any securities of Allis-Chalmers Energy Inc. (herein referred to as "the Company", "Allis- Chalmers" and by its stock exchange ticker, "ALY"). This strategic plan contains forward- looking statements, including, in particular, statements about ALY's future business, financial condition, plans, strategies, prospects and earnings outlook. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying forward- looking statements. Statements, both qualitative and quantitative, that are not historical facts may be forward-looking statements. These statements are based on the Company's current assumptions, expectations and projections about future events based on facts known to the Company and are subject to a wide range of business risks. The Company encourages investors to review the information regarding the risks inherent to Allis-Chalmers and the energy industry in which it operates, as described in its Form 10-K for the year ended December 31, 2008, and in subsequent filings with the SEC. This strategic plan does not purport to be all-inclusive or to contain all of the information that a reader may desire as to the structure or the affairs of the Company. The Company can give no assurance that these forward-looking statements will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this strategic plan is only current as of its date, and the Company undertakes no obligation to update this strategic plan unless otherwise required by law.

Supplemental Disclosure Regarding Non-GAAP Financial Information This strategic plan makes references to EBITDA. EBITDA represents net income (loss) before income taxes, interest and depreciation and amortization. EBITDA is not a presentation made in accordance with generally accepted accounting principles ("GAAP") and is not a measure of financial condition or profitability. EBITDA should not be considered in isolation or as a substitute for "net income (loss)", the most directly comparable GAAP financial measure, or as an indicator of operating performance. By presenting EBITDA, Allis-Chalmers intends to provide investors with a better understanding of its core operating results to measure past performance as well as prospects for the future. Allis-Chalmers evaluates operating performance based on several measures, including EBITDA, as Allis-Chalmers believes it is an important measure of the operational strength of its business. EBITDA may not be comparable to similarly titled measures used by other companies. EBITDA is not necessarily a measure of Allis-Chalmers' ability to fund its cash needs, as it excludes certain financial information when compared to "net income (loss)". Users of this financial information should consider the types of events and transactions which are excluded.

Allis-Chalmers Energy Inc. Theme/Goals Profitable Growth for 2009-2013 Differentiate through people, processes and technology Compete on quality/HSE and value-add/performance not price Institutionalize quality, efficiency and profitability across all levels of the organization Revenue management, cost management and liquidity management Revenue Management Refine centralized sales/ account management system Sell on technical performance and value proposition for the customer Sell up contracts by adding on additional services Provide integrated services for higher utilization and profit margin Cost Management Reduce fixed costs/ Increase variable costs Achieve scale in all operating areas/ no symbolic locations or operations Effectively integrate all prior and future acquisitions Minimize layers of management Liquidity Management Manage working capital Maintain continuously updated forecasts to guide capital planning and decision making Evaluate, prioritize and plan capital expenditures Effectively utilize potential funding sources

Allis-Chalmers Energy Inc. Vision Make Allis-Chalmers a Global Oilfield Services Company with: at least 75% of its activities coming from outside North America in 2013 a minimum revenue of $300MM from North America Grow twice as fast as the market Grow profitability twice as fast as revenue Break $1 billion barrier for revenue in 2013 Achieve a monthly revenue > $100M in or before December 2013 Generate an EBITDA margin > 30% in 2013

Allis-Chalmers Energy Inc. Targeted Revenue Distribution for 2013 North America 25% Latin America 45% Eastern Hemisphere 30% North Africa 10% Gulf of Guinea 5% Asia Pacific 5% Middle East 10% Southern Cone 20% Brazil 10% North Latin America 5% Mexico 10%

Allis-Chalmers Energy Inc. Strategy Growth with a purpose: Make money and generate free cash flow Quality of the "top line" to secure a strong "bottom line" Real-time monitoring of pricing indicators Process to scrutinize every "new contract" before committing to it Challenge the underperforming contracts Exit non-profitable businesses Build critical mass: no areas of symbolic presence

Allis-Chalmers Energy Inc. Strategy (Cont.) Organic Growth Goals Geographical Expansion Strong focus on investment in international business development Reduce dependence on the U.S., while maintaining U.S. market share Transfer all idle equipment in the U.S. to grow overseas OFS/Rental to represent >30% of Latin America revenue by 2013 Service Line Expansion/New Services Introduction to Climb Value Chain Each division of OFS to introduce at least two value added services ("VAS") by 2011 E.g. Rotary Steerable System/LWD and Geosteering for Directional Drilling Services Non-organic Growth Goals Minimum of one acquisition in MENA region to establish presence by 2009-2010 Acquire/license technologies to complement the offering and strengthen pricing Reach target revenue split for 2013

Allis-Chalmers Energy Inc. Implementation Roadmap: Prerequisites for Success People are the Most Important Asset We have to invest in attracting more talent/expertise to staff the various countries targeted. We cannot rely on partners/agents to run our business on our behalf. Having our own people on the ground from day #1 allows us to keep control over our operations and have direct contact with our clients: the NOCs, IOCs and independents. Organizational Structure and Behavior Across all geographies, Allis-Chalmers should act as: One Image, One Team, Common Objectives. All geographies and services should have the same standards, processes, look and feel. Consistency in service delivery and client support (Pre/Post sale). Each division has responsibility for the service offering/technology/training and profitability in each region. Each region has responsibility for all divisions and are the owners of the client relationship and the sales/delivery/profitability. Divisions and regions have complementary roles and responsibilities. Both share the same profitable growth targets and are both accountable for the results, creating "checks and balances" in the system.

Allis-Chalmers Energy Inc. Implementation Roadmap: Prerequisites for Success

Allis-Chalmers Energy Inc. Implementation Roadmap: Five-Year Plan Highlights The outlined five-year strategy will be implemented by achieving near-term goals with an eye towards the long-term plan. Goals are more specific and identifiable in the short-tem, focusing on specific actions, while long-term goals are more general, focusing on revenue and profitability targets As such, Allis-Chalmers has many clear smaller goals for second-half 2009 and 2010 with more high-level goals for 2011-2013 As time progresses and short-term goals are met they are replaced by new goals to be met in the near term >$1bn 30% margin >$860mm 27% EBITDA Margin Return To 2008 Levels >$750mm 25% EBITDA Margin MENA Acquisition New Technology IPM Project Profitability At All divisions Positive Cash Flow Improve Service Quality Implement Pricing Indicators Monitor New Sales Program Move Idle Equipment Second-Half 2009 2010 2011 2012 2013

Allis-Chalmers Energy Inc. Five-Year Plan Highlights: Second Half 2009 Return to profitability and generate positive cash flow for 2009 Improve service quality trend, especially in Directional Drilling Services Increase market share Implement a set of pricing indicators and achieve increases (directly or by selling up VAS) Increase drilling and workover utilization by moving rigs to other Latin American countries (i.e. Bolivia, Chile, Colombia, Mexico) Move idle equipment from the USA internationally and secure contracts for it: 15% of revenue in December 2009 for DLS and BCH to come from OFS/Rental Start operations in Colombia, Mexico (direct), Saudi JV, Libya and Egypt Identify a target for acquisition in MENA Monitor the effectiveness of the new Sales/Account Management program and adjust accordingly

Allis-Chalmers Energy Inc.

ALLIS-CHALMERS ENERGY INC.

Five-Year Plan Highlights: 2010

- Complete an acquisition in the MENA region
- Get at least one integrated project management ("IPM") project in Mexico
- Introduce at least one new technology to each division
- Organically, start operation in at least two additional MENA countries
- Implementation of an integrated ERP System, Knowledge Management System and a process for continuous improvement
- Return to profitability in all countries and all divisions
- EBITDA margin > 20%

Directional Drilling Services



- Rotary Steerable
- LWD
- Geosteering
- Triple Combo

TubularServices



- To be Defined

Rental Services



- To be Defined

Underbalanced Services



- Underbalanced mud drilling
- Closed-loop drilling system

Production Services



- To be Defined

Drilling & Completion



- Coiled Tubing Drilling

13

Allis-Chalmers Energy Inc. Five-Year Plan Highlights: 2011 - 2013 2011 Continue the geographical and services "profitable growth" strategy implementation and return to levels of revenue/market share/profitability/liquidity achieved in 2008 Revenue > $750m EBITDA margin > 25% 2012 Grow revenue by over 15% with a fall through greater than 40% Revenue > $860m EBITDA margin > 27% 2013 Grow revenue by over 18% with a fall through greater than 45% Revenue > $1 billion December revenue of >$100m EBITDA margin > 30%

Allis-Chalmers Energy Inc. Implementation Roadmap: Five-Year Plan Highlights Sales in $MM EBITDA Margin

Allis-Chalmers Energy Inc. Culture of Continuous Improvement Execute Evaluate Improve Goals and expectations must be clear and well-defined so employees can understand the company-wide strategy and their role in its execution Actively tracking market indicators including rig count, pricing, costs, and utilization enables proper evaluation of individual, division, region and company performance Detailed failure analysis as well as accurate job performance reporting is crucial to evaluation of service Follow-up with customers provides an understanding of their needs so you can better cater to them Intelligence on competitors further defines improvements that are needed to compete Timely, well-communicated feedback allows employees to quickly correct any problem, make changes and implement best practices Redefine goals and expectations upwards for further improvement Performance evaluation and improvement must happen at all levels within Allis-Chalmers This is an ongoing process resulting in continuous improvement of services, processes, HSE and ultimately performance and profitability If done correctly, improved quality results in a better product which in turn leads to higher market share and profitability

Allis-Chalmers Energy Inc. Communicate, Communicate, Communicate Communication between employees at all levels is absolutely essential to the success of Allis- Chalmers, with continuous reinforcement of company vision, strategy and goals by all levels of management, in both the office and the field. In addition, the company must actively communicate with all stakeholders including customers, suppliers and shareholders. Communication with customers and suppliers must take place at all levels of the company: Field level employees getting/giving performance feedback on a daily basis Managers being involved in well/program planning meetings for customers and product design/modification with suppliers Salespeople in the customers' offices selling products but also learning plans for future activity Executives/Divisional Presidents discussing strategic alliances or long-term supply/service arrangements Communication with shareholders and the overall market is important to the company's overall image and ultimate success Clear communication of Allis-Chalmers' vision, goals, company performance and market environment along with credible company guidance improves our overall image in the market and in turn the company's ability to attract not only debt and equity capital but also new customers

Allis-Chalmers Energy Inc. Reward Performance and Aim Even Higher Employees at every level of Allis-Chalmers, from top to bottom, must be aware of their role in achieving the company's strategy goals. To this end, expectations must be clearly conveyed with a discrete set of goals and expectations for every individual within Allis-Chalmers. Expectations should be set high so that employees have targets to continually strive towards. Is it essential that goals and in some cases compensation be set such that employees are rewarded for behavior that helps the overall organization. For example: Salesmen should be rewarded based on not only revenues but margin, ability to collect receivables from their accounts and help provided to other salesmen Regional and divisional heads should be encouraged to expand the services provided in their region or to expand their services to new regions, markets and applications. As goals are met, performance is rewarded and goals are revised upwards to constantly provide targets for improvement and success. On the flip side, clearly articulated goals and expectations ensure accountability, as employees are aware of their personal, group and company-wide responsibilities. With all employees in the company aligned towards the overall success of Allis-Chalmers and constantly striving to improve all aspects of its services, the company plans to reach new levels of performance and profitability, benefitting all employees throughout the organization.